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Exhibit 4.1

COMMON STOCK NUMBER A	COMMON STOCK SHARES
KINTERA, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 49720P 50 6 SEE REVERSE FOR CERTAIN DEFINITIONS

        THIS CERTIFIES THAT

        is the record holder of

        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

KINTERA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

        WITNESS the facsimile signatures of its duly authorized officers.

Dated:

/s/ ALLEN B. GRUBER SECRETARY	[SEAL]	/s/ HARRY E. GRUBER, M.D. PRESIDENT
COUNTERSIGNED AND REGISTERED: U.S. STOCK TRANSFER CORPORATION TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

KINTERA, INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable law or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT-	(Cust)	Custodian	(Minor)
TEN ENT —	as tenants by the entireties
JT TE —	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)
		UNIF TRF MIN ACT-		Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                                    hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X

X

	NOTICE:		THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1